UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CARRAMERICA REALTY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

[Note: This filing relates to a proposed acquisition by affiliates of The Blackstone Group (“Blackstone Affiliates”) of CarrAmerica Realty Corporation (“CarrAmerica”) and its subsidiaries pursuant to an agreement and plan of merger dated as of March 5, 2006 among Blackstone Affiliates, CarrAmerica and certain of its subsidiaries. The following are the form of letters provided to CarrAmerica’s employees relating to the effect of the merger on their stock options and other equity awards.]

{Insert Address}

{Insert Date}

Dear             :

Over the years, CarrAmerica has periodically provided its employees with stock option grants. If CarrAmerica’s shareholders approve the Company’s merger with an affiliate of The Blackstone Group and the merger closes, CarrAmerica stock will no longer be traded on a stock exchange and, subject to the terms of the Merger Agreement, will be converted into the right to receive $44.75 per share in cash, less any applicable withholding taxes. As a result, CarrAmerica will pay the cash value of any unexercised options to which you hold rights as of the closing date of the merger. Any stock options you hold immediately prior to the merger will be cancelled when the merger is completed.

Immediately prior to the closing of the merger, all unvested stock options will become fully vested. For each unexercised, vested stock option you hold on the closing date of the merger, you will receive a cash payment equal to the number of shares of common stock subject to your unexercised stock option times the difference between $44.75 and the exercise price of the option, less the amount of all taxes that need to be withheld from the payment.

CarrAmerica will calculate the total amount of your cash payment. You will receive your cash payment through CarrAmerica’s payroll system. If you have direct deposit, you will receive your payment in the form of a direct deposit to your bank account. Otherwise, you will receive an actual paper check. Because any awards that you hold were made to you as an employee of CarrAmerica, the cash payment you receive will be in the form of compensation that is taxable as ordinary income. As such, the total amount of the cash payment that will be made to you as described above, as well as the value of the taxes withheld, will show on your pay stub describing the payment. Such payment will be included in your 2006 W-2 as will the taxes withheld from the payment.

In order to facilitate paying you the cash value of your unexercised stock options, CarrAmerica will suspend option exercises beginning on or around July 3, 2006. Therefore, July 3, 2006 is expected to be the last day on which you will be able to exercise any of your options before the merger closes. We will notify you if that date changes.

If you want to verify whether and in what amounts you have unexercised stock options, please check your account on the Merrill Lynch system at www.benefits.ml.com or call Kim Dale at 202-729-7554. You will need your user id and password to access the website. If you have questions on your pay stub, please call Lena Green at 202-729-1766.

Sincerely,

Additional Information About the Merger and Where to Find It

This communication is being made in respect of the proposed merger transaction involving CarrAmerica Realty Corporation and affiliates of The Blackstone Group. In connection with the proposed transaction, CarrAmerica Realty Corporation has filed a definitive proxy statement with the SEC. Before making any voting or investment decision, stockholders are urged to read the definitive proxy statement carefully and in its entirety because it contains important information about the proposed transaction.

The definitive proxy statement has been mailed to CarrAmerica Realty Corporation’s stockholders. In addition, the definitive proxy statement and other documents are available free of charge at the SEC’s Internet Web site, www.sec.gov. The definitive proxy statement and other pertinent documents also may be obtained for free at CarrAmerica Realty Corporation’s Web site, www.carramerica.com, or by contacting Stephen Walsh, Senior Vice President, CarrAmerica Realty Corporation, telephone (202) 729-1764.

CarrAmerica Realty Corporation and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect to the proposed transactions. Information regarding CarrAmerica Realty Corporation’s directors and executive officers is detailed in its proxy statements and annual reports on Form 10-K, previously filed with the SEC, and the definitive proxy statement relating to the proposed mergers.

Example – Stock Options

Merger Price for CarrAmerica Stock:	$44.75
Exercise Price of Unexercised Option:	$30.00
Difference Between Merger Price and Exercise Price:	$14.75 [$44.75-$30.00]
Number of Shares subject to Option the Employee Holds:	100
Pre-Tax Value of the Compensation Resulting from Holding of Option:	$1,475.00 [$14.75 x 100]
Taxes Withheld (will include income and employment tax withholding):	$ 545.75 [$1,475.00 x 37% assumed combined tax rate]
After-Tax Cash Payment to Employee:	$ 929.45 [$1,475.00-$545.75]

PLEASE NOTE THAT THE FIGURES IN THIS EXAMPLE ARE PROVIDED PURELY FOR ILLUSTRATIVE PURPOSES. THE EXERCISE PRICE OF YOUR OPTION, THE NUMBER OF SHARES SUBJECT TO YOUR OPTION (IF ANY) AND THE AMOUNT OF TAXES THAT WILL BE WITHHELD FROM YOUR PRE-TAX PAYMENT WILL VARY FROM THIS EXAMPLE.

{Insert Address}

{Insert Date}

Dear             :

Over the years, CarrAmerica has periodically provided its employees with grants of stock options or restricted stock. If CarrAmerica’s shareholders approve the Company’s merger with an affiliate of The Blackstone Group and the merger closes, CarrAmerica stock will no longer be traded on a stock exchange and, subject to the terms of the Merger Agreement, will be converted into the right to receive $44.75 per share in cash less any applicable withholding taxes. As a result, CarrAmerica will pay you the cash value of any unvested restricted stock and unexercised options to which you hold rights as of the closing date of the merger. Any shares of restricted stock and stock options that you hold immediately prior to the merger will be cancelled when the merger is completed.

Immediately prior to the closing of the merger, all unvested stock options will become fully vested. For each unexercised, vested stock option you hold on the closing date of the merger, you will receive a cash payment equal to the number of shares of common stock subject to your unexercised stock option times the difference between $44.75 and the exercise price of the option, less the amount of all taxes that need to be withheld from the payment.

See Example A for an example of the treatment of unexercised stock options.

For each share of unvested restricted stock that you hold as of the closing date of the merger, you will received a cash payment of $44.75, less the amount of all taxes that need to be withheld from the payment.

See Example B for an example of the treatment of unvested restricted stock.

CarrAmerica will calculate the total amount of all the cash payments due to you with respect to the foregoing awards that you hold at the time of the closing of the merger. You will receive the payment through CarrAmerica’s payroll system. If you have direct deposit, you will receive your payment in the form of a direct deposit to your bank account. Otherwise, you will receive an actual paper check. Because any awards that you hold were made to you as an employee of CarrAmerica, all of the cash payments you receive will be in the form of compensation that is taxable to you as ordinary income. As such, the total amount of the cash payment that will be made to you as described above, as well as the value of the taxes withheld will show on your pay stub describing the payment. Such payment will be included in your 2006 W-2 as will the taxes withheld from the payment.

In order to facilitate paying you the cash value of any unexercised stock options, CarrAmerica will suspend option exercises beginning on or around July 3, 2006. Therefore, July 3, 2006 is expected to be the last day on which you will be able to exercise any of your options before the merger closes. We will notify you if that date changes.

If you want to verify whether and in what amounts you hold restricted stock or unexercised options, please check your account on the Merrill Lynch system at www.benefits.ml.com, or call Kim Dale at 202-729-7554. You will need your user id and password to access the website. If you have questions on your pay stub, please call Lena Green at 202-729-1766.

Sincerely,

Additional Information About the Merger and Where to Find It

This communication is being made in respect of the proposed merger transaction involving CarrAmerica Realty Corporation and affiliates of The Blackstone Group. In connection with the proposed transaction, CarrAmerica Realty Corporation has filed a definitive proxy statement with the SEC. Before making any voting or investment decision, stockholders are urged to read the definitive proxy statement carefully and in its entirety because it contains important information about the proposed transaction.

The definitive proxy statement has been mailed to CarrAmerica Realty Corporation’s stockholders. In addition, the definitive proxy statement and other documents are available free of charge at the SEC’s Internet Web site, www.sec.gov. The definitive proxy statement and other pertinent documents also may be obtained for free at CarrAmerica Realty Corporation’s Web site, www.carramerica.com, or by contacting Stephen Walsh, Senior Vice President, CarrAmerica Realty Corporation, telephone (202) 729-1764.

CarrAmerica Realty Corporation and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect to the proposed transactions. Information regarding CarrAmerica Realty Corporation’s directors and executive officers is detailed in its proxy statements and annual reports on Form 10-K, previously filed with the SEC, and the definitive proxy statement relating to the proposed mergers.

Example A – Stock Options

Merger Price for CarrAmerica Stock:	$44.75
Exercise Price of Unexercised Option:	$30.00
Difference Between Merger Price and Exercise Price:	$14.75 [$44.75-$30.00]
Number of Shares subject to Option the Employee Holds:	100
Pre-Tax Value of the Compensation Resulting from Holding of Option:	$1,475.00 [$14.75 x 100]
Taxes Withheld (will include income and employment tax withholding):	$ 545.75 [$1,475.00 x 37% assumed combined tax rate]
After-Tax Cash Payment to Employee:	$ 929.45 [$1,475.00-$545.75]

PLEASE NOTE THAT THE FIGURES IN THIS EXAMPLE ARE PROVIDED PURELY FOR ILLUSTRATIVE PURPOSES. THE EXERCISE PRICE OF YOUR OPTION, THE NUMBER OF SHARES SUBJECT TO YOUR OPTION (IF ANY) AND THE AMOUNT OF TAXES THAT WILL BE WITHHELD FROM YOUR PRE-TAX PAYMENT WILL VARY FROM THIS EXAMPLE.

Example B – Unvested Restricted Stock

Merger Price for CarrAmerica Stock:	$44.75
Number of Shares of Restricted Stock the Employee Holds:	100
Pre-Tax Value of Compensation Resulting from Holding of Restricted Stock:	$4,475.00 [$44.75 x 100]
Taxes Withheld (will include income and employment tax withholding):	$1,655.75 [$4,475.00 x 37% assumed combined tax rate]
After-Tax Cash Payment:	$2,819.25 [$4,475.00-$1,655.75]

PLEASE NOTE THAT THE FIGURES IN THIS EXAMPLE ARE PROVIDED PURELY FOR ILLUSTRATIVE PURPOSES. THE NUMBER OF SHARES OF RESTRICTED STOCK (IF ANY) YOU HOLD AND THE AMOUNT OF TAXES THAT WILL BE WITHHELD FROM YOUR PRE-TAX PAYMENT WILL VARY FROM THIS EXAMPLE.

{Insert Name}

{Insert Date}

VIA EMAIL

Dear             :

Over the years, you received stock-based long-term incentive compensation (stock options, restricted stock and stock value units (“SVUs”), etc.) If CarrAmerica’s shareholders approve the Company’s merger with an affiliate of The Blackstone Group and the merger closes, CarrAmerica stock will no longer be traded on a stock exchange and, subject to the terms of the Merger Agreement, will be converted into the right to receive $44.75 per share in cash less any applicable withholding taxes. As a result, CarrAmerica will pay you the cash value of any unvested restricted stock and restricted stock units, unexercised options, SVUs, deferred stock, deferred stock units and any accrued dividend equivalents to which you hold rights as of the closing date of the merger. Any shares of restricted stock, restricted stock units, stock options, SVUs, deferred stock, deferred stock units and any accrued dividend equivalents that you hold immediately prior to the merger will be cancelled when the merger is completed.

Immediately prior to the closing of the merger, all unvested stock options will become fully vested. For each unexercised, vested stock option you hold on the closing date of the merger, you will receive a cash payment equal to the number of shares of common stock subject to your unexercised stock option times the difference between $44.75 and the exercise price of the option, less the amount of all taxes that need to be withheld from the payment.

See Example A for an example of the treatment of unexercised stock options.

For each share of restricted stock, each restricted stock unit, each share of deferred stock and each deferred stock unit that you hold as of the closing date of the merger, you will receive a cash payment of $44.75, less the amount of all taxes that need to be withheld from the payment. If you hold deferred stock units, you will also receive the cash value of any dividend equivalents thereon that you are entitled to.

See Example B for an example of the treatment of restricted stock, restricted stock units, deferred stock and deferred stock units.

You will also receive the cash value of any unvested SVUs that you hold as of the closing date of the merger as well as dividend equivalents relating to any restricted stock that you elected to convert from restricted stock units to restricted stock during 2002 or 2003.

CarrAmerica will calculate the total amount of all of the cash payments due to you with respect to all of the foregoing awards that you hold at the time of the closing of the merger. You will receive your cash payment through CarrAmerica’s payroll system. If you have direct deposit, you will receive your payment in the form of a direct deposit to your bank account. Otherwise, you will receive an actual paper check. Because any awards that you hold were made to you as an employee of CarrAmerica, all of the cash payments you receive will be in the form of compensation that is taxable to you as ordinary income. As such, the total amount of the cash payments that will be made to you as described above, as well as the value of the taxes withheld, will show on your pay stub describing the total payment. Such payment will be included in your 2006 W-2 as will the taxes withheld from the payment.

In order to facilitate paying you the cash value of any unexercised stock options, CarrAmerica will suspend option exercises beginning on or around July 3, 2006. Therefore, July 3, 2006 is expected to be the last day on which you will be able to exercise any of your options before the merger closes. We will notify you if that date changes.

If you want to verify whether and in what amounts you have unexercised stock options (whether vested or unvested), restricted stock, restricted stock units, deferred stock, deferred stock units, SVUs or accrued but unpaid dividend equivalent rights, please call Lynne Kaye at (202) 729-1788. Ronya Corey with Merrill Lynch at (202) 659-6081 can also help you with information on all of the instruments except SVUs and deferred stock units. In addition, Ronya can provide you with information on options exercises, restricted stock vesting schedules, the current amount of CarrAmerica stock you own in your Merrill Lynch account(s) and any CarrAmerica stock that you sold through Merrill Lynch thus far in 2006.

Sincerely,

Additional Information About the Merger and Where to Find It

This communication is being made in respect of the proposed merger transaction involving CarrAmerica Realty Corporation and affiliates of The Blackstone Group. In connection with the proposed transaction, CarrAmerica Realty Corporation has filed a definitive proxy statement with the SEC. Before making any voting or investment decision, stockholders are urged to read the definitive proxy statement carefully and in its entirety because it contains important information about the proposed transaction.

The definitive proxy statement has been mailed to CarrAmerica Realty Corporation’s stockholders. In addition, the definitive proxy statement and other documents are available free of charge at the SEC’s Internet Web site, www.sec.gov. The definitive proxy statement and other pertinent documents also may be obtained for free at CarrAmerica Realty Corporation’s Web site, www.carramerica.com, or by contacting Stephen Walsh, Senior Vice President, CarrAmerica Realty Corporation, telephone (202) 729-1764.

CarrAmerica Realty Corporation and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect to the proposed transactions. Information regarding CarrAmerica Realty Corporation’s directors and executive officers is detailed in its proxy statements and annual reports on Form 10-K, previously filed with the SEC, and the definitive proxy statement relating to the proposed mergers.

Example A – Stock Options

Merger Price for CarrAmerica Stock:	$44.75
Exercise Price of Unexercised Option:	$30.00
Difference Between Merger Price and Exercise Price:	$14.75 [$44.75-$30.00]
Number of Shares subject to Option the Employee Holds:	100
Pre-Tax Value of the Compensation Resulting from Holding of Option:	$1,475.00 [$14.75 x 100]
Taxes Withheld (will include income and employment tax withholding):	$ 545.75 [$1,475.00 x 37% assumed combined tax rate]
After-Tax Cash Payment to Employee:	$ 929.45 [$1,475.00-$545.75]

PLEASE NOTE THAT THE FIGURES IN THIS EXAMPLE ARE PROVIDED PURELY FOR ILLUSTRATIVE PURPOSES. THE EXERCISE PRICE OF YOUR OPTION, THE NUMBER OF SHARES SUBJECT TO THE OPTION (IF ANY) YOU HOLD AND THE AMOUNT OF TAXES THAT WILL BE WITHHELD FROM YOUR PRE-TAX PAYMENT WILL VARY FROM THIS EXAMPLE.

Example B – Unvested Restricted Stock, Restricted Stock Units, Deferred Stock and Deferred Stock Units

Merger Price for CarrAmerica Stock:	$44.75
Number of Shares of Restricted Stock, Restricted Stock Units, Deferred Stock or Deferred Stock Units You Hold:	100
Pre-Tax Value of Compensation Resulting from Holding of Restricted Stock, Restricted Stock Units, Deferred Stock or Deferred Stock Units:	$4,475.00 [$44.75 x 100]
Taxes Withheld (will include income and employment tax withholding):	$1,655.75 [$4,475.00 x 37% assumed combined tax rate]
After-Tax Cash Payment to Employee:	$2,819.25 [$4,475.00-$1,655.75]

PLEASE NOTE THAT THE FIGURES IN THIS EXAMPLE ARE PROVIDED PURELY FOR ILLUSTRATIVE PURPOSES. THE NUMBER OF SHARES OF RESTRICTED STOCK AND DEFERRED STOCK AND THE NUMBER OF RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS (IF ANY) YOU HOLD AND THE AMOUNT OF TAXES THAT WILL BE WITHHELD FROM YOUR PRE-TAX PAYMENT WILL VARY FROM THIS EXAMPLE.